Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this “Amendment”) is entered into as of July 30, 2015, by and between by and between the entities listed as “Seller” on the signature pages attached hereto (each referred to herein individually and collectively as “Seller”) and CTR PARTNERSHIP, L.P., a Delaware limited partnership (“Buyer”).

R E C I T A L S :

A. Seller and Buyer are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of May 13, 2015 (the “Agreement”), concerning that certain Property more particularly described in the Agreement.

B. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

C. Seller and Buyer now desire to amend the Agreement, all as hereinafter provided.

A G R E E M E N T :

NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree to amend the Agreement as follows:

1. Break-Up Fee. For purposes of this Section 1, “Break-Up Fee” shall mean the amount deposited into Escrow pursuant to Section 2(b)(i) of the Agreement. Notwithstanding anything to the contrary set forth in the Agreement, the parties agree that Buyer shall have the right to terminate the Agreement during the period commencing July 30, 2015 and ending on August 10, 2015 (the “Break-Up Period”), and in the event Buyer determines to so terminate the Agreement, Seller shall be entitled to retain the Break-Up Fee as liquidated damages, Seller waiving all other rights or remedies under the Agreement, at law or in equity, in the event of such termination by Buyer. The parties acknowledge that Seller’s actual damages in the event of such termination by Buyer pursuant to this Section 1 will be difficult to ascertain, and that such liquidated damages represents the parties’ best estimate of such damages.

2. Closing Date. The parties acknowledge and agree that September 30, 2015 is the date anticipated for the Close of Escrow.

3. MTPA.

a. The parties desire to clarify their agreement concerning the timing for the filing of the application to obtain the Mansfield MTPA. Notwithstanding anything to the contrary set forth in the Agreement, including without limitation in Sections 3(d), 10A and 5(c) thereof, the parties hereby agree that New Operator will submit its application to obtain the

Mansfield MTPA promptly after Seller notifies Buyer and New Operator that Seller has submitted (i) to applicable governmental authorities, its 45-day notice of change in operator, and (ii) to Mansfield Landlord, its request for a Lease Estoppel and Consent. All other terms and provisions regarding the Mansfield MTPA set forth in the Agreement shall remain unmodified and in full force and effect, including without limitation that the Mansfield MTPA is a condition precedent to Buyer’s obligations with respect to the Mansfield Facility.

4. Bellbrook and Riverside Title and Survey. Seller acknowledges that (a) over the course of the due diligence process, the parties discovered that the legal descriptions in the Agreement for the Bellbrook Facility and the Riverside Facility were incorrect and are being amended pursuant to this Amendment, and (b) as a result, new title and survey work has been ordered for such Facilities but will not be delivered to Buyer until after the Due Diligence Expiration Date. Therefore, the parties agree that Section 3(a)(vi) of the Agreement (together with its reference to Sections 3(a)(iii) through 3(a)(v) of the Agreement) shall apply to any new material matters disclosed by the new title and survey work for such Facilities, including without limitation the last sentence of Section 3(a)(v) thereof.

5. Radon Remediation. Buyer and its agents and contractors shall have the right, at Buyer’s sole cost and expense, to enter onto the Washington Facility at reasonable times and in a reasonable manner for the purpose of conducting remediation of the radon condition (the “Remediation Work”) at the Washington Facility. The parties shall mutually agree, using commercially reasonable efforts, upon the timing and scope of work of such Remediation Work; provided, however, the timing shall allow the Remediation Work to be completed and approved by all applicable governmental authorities prior to the Close of Escrow. Such Remediation Work will be scheduled with Ms. Black-Kurek (via email at lblackkurek@lbkhealthcare.com) with no less than forty-eight (48) hours prior notice, which notice shall include the scope of work for the Remediation Work. At Buyer’s request, Seller shall at no cost to Seller assist Buyer in arranging such Remediation Work. Buyer shall use its commercially reasonable efforts to minimize disturbance to Residents in the course of conducting the Remediation Work. Buyer shall be solely responsible for obtaining all requisite permits and approvals from all applicable governmental authorities prior to commencing the Remediation Work, which shall be conducted and completed in compliance with all such permits, approvals and applicable law.

6. Deliveries.

a.	Residential Property Disclosure Form. The following is hereby added as Section 3(c)(xiii) of the Agreement:

“(xiii) for the two residences at the Riverside Facility, one residence at the Riverview Facility, and two of the three residences at the Washington Facility (collectively, the ‘Residences’), a Residential Property Disclosure Form required by Ohio Revised Code Section 5302.30 (the ‘Disclosures’); provided, however, that such Disclosures may be delivered to Buyer no later than the Due Diligence Expiration Date.”

b.	Quitclaims. The following is hereby added as Section 4(c)(xi) of the Agreement:

“(xi) duly executed and acknowledged quitclaim deeds for the Fee Land in the customary form for the Counties if the Title Company or Buyer deems the same advisable to resolve discrepancies between the legal descriptions for/on (1) the current vesting instruments, (2) prior legal descriptions for instruments of record, and/or (3) the Surveys.”

7. Representations. The following are hereby added as Sections 9(t) through 9(x) of the Agreement:

“(t) MOB Leases. To Seller’s Knowledge, the leases relating to the medical office building pertaining to the Portsmouth Facility (‘Portsmouth MOB’) delivered by Seller to Buyer are, to the extent applicable, true in all material respects and include complete copies of all material documents which are in full force and effect with respect to the Portsmouth MOB, all of which, if applicable, are without default or violation by any party and without any right of set-off, and, to Seller’s Knowledge, there are no oral or written material agreements or understandings to which Seller or any of its affiliates are a party or are bound relating to the Portsmouth MOB or its operation or use other than as delivered or disclosed in writing to Buyer.

“(u) Baseball Fields. To Seller’s Knowledge, the baseball fields at the Washington Facility are maintained solely by and at the expense of the little league which utilizes such fields at its own risk during the summer months. Seller does not maintain such fields, nor to Seller’s Knowledge, is Seller under any obligation to do so under any agreement, written or oral.

“(v) Residences. To Seller’s Knowledge, the information provided by Seller in each of the Disclosures is true and accurate in all material respects.

“(w) Bed Count. Based solely on the Ohio Department of Health website, the licensed bed count at each Facility is as set forth on Exhibit 9(w) attached hereto and incorporated herein by this reference.

“(x) Outbreaks. To Seller’s Knowledge, other than as set forth on Exhibit 9(x) attached hereto and incorporated herein by this reference, there have been no other outbreaks of pest or vermin (including without limitation bedbugs) in any material respect at any of the Facilities in the past twelve (12) months.”

8. Exhibits. The Agreement is hereby amended by adding Exhibits 9(w) and 9(x) thereto in the form of Exhibits 9(w), and 9(x) attached to this Amendment.

9. Leaseholds. The following is hereby added at the end of Section 4(c)(iii) of the Agreement: “Seller shall use its commercially reasonable efforts to obtain a signed copy of the first amendment to the Fremont Lease and provide a copy thereof to Buyer.”

10. Due Diligence Expiration Date. The phrase “On or before July 30, 2015” in Section 3(b) of the Agreement is hereby deleted and is replaced with the following: “On or before July 31, 2015”.

11. Notices. Section 15 of the Agreement is deleted in its entirety and is replaced with the following:

“15. Notices. All notices, demands, requests, consents, approvals or other communications (any of the foregoing, a “Notice”) required, permitted or desired to be given hereunder shall be in writing and sent by (a) email, marked “high importance” and with “Request a Delivery Receipt” and “Request a Read Receipt” both selected, if available, (b) registered or certified mail, postage prepaid, return receipt requested, (c) delivered by hand or (d) reputable overnight courier, addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this Section 15. Any Notice sent via method (a) shall be deemed delivered upon sending, provided such Notice was transmitted on or prior to 6:00 PM sender’s local time and a copy is concurrently (or as soon thereafter as possible) sent by another method provided herein. Any notice delivered by method (b), (c) or (d) shall be deemed to have been received on the date of delivery if delivered on or prior to 6:00 PM recipient’s local time on a business day (otherwise on the next business day), in each case addressed to the parties as follows:

To Seller:	To Buyer:
c/o Liberty Health Care Corporation 7445 Liberty Woods Lane Dayton, OH 45459 Attn: Linda Black-Kurek, President lblackkurek@lbkhealthcare.com	CTR Partnership, L.P. c/o CareTrust REIT, Inc. 905 Calle Amanecer, Suite 300 San Clemente, CA 92673 Attn: Gregory K. Stapley, CEO email: gstapley@caretrustreit.com

with a copy to:	with a copy to:

Rolf Goffman Martin Lang LLP 30100 Chagrin Boulevard, Suite 350 Pepper Pike, Ohio 44124 Attn: Paul A. Lang, Esq. email: lang@rolflaw.com	Sherry Meyerhoff Hanson & Crance LLP 610 Newport Center Drive, Suite 1200 Newport Beach, California 92660 Attn: James B. Callister, Esq. email: jcallister@calawyers.com

To Escrow Holder and Title Agent:
Commonwealth Land Title/Lawyers Title 4100 Newport Place, Suite 120 Newport Beach, California 92660 Attn: Kip Ralston and Debi Calmelat

12. Middletown Legal Description. The legal description provided in Exhibit A-1 to the Agreement for Liberty Retirement Community of Middletown is hereby deleted and replaced with the following:

“Liberty Retirement Community of Middletown

PARCEL 1:

Situated in the City of Middletown, County of Butler and State of Ohio:

And known as being a part of Lot 11357 of the City of Middletown, Butler County, Ohio and being more particularly described as follows:

Beginning at the Northwest corner of Lot 15781, Terrace Hills, Section 4 (Plat Book 27, Page 45);

Thence along the West line of Lot 11357, North 04 deg. 41’ 00” East a distance of 632.44 feet;

Thence leaving said West line, South 85 deg. 19’ 00” East a distance of 70.00 feet;

Thence South 04 deg. 41’ 00” West a distance of 278.30 feet;

Thence South 85 deg. 19’ 00” East a distance of 96.00 feet;

Thence North 04 deg. 41’ 00” East a distance of 50.00 feet;

Thence South 85 deg. 19’ 00” East a distance of 68.37 feet;

Thence South 75 deg. 19’ 00” East a distance of 36.18 feet;

Thence South 04 deg. 41’ 00” West a distance of 50.77 feet;

Thence South 75 deg. 19’ 00” East a distance of 262.54 feet;

Thence South 12 deg. 47’ 35” West a distance of 135.62 feet;

Thence South 59 deg. 39’ 40” East a distance of 28.26 feet;

Thence South 85 deg. 29’ 07” East a distance of 530.19 feet to the East line of Lot 11357;

Thence along said East line South 04 deg. 22’ 55” West a distance of 601.89 feet to the Northeast corner of the aforementioned Terrace Hills Subdivision;

Thence along the Northerly line of said Terrace Hills the following Two (2) Courses and distances: 1) North 59 deg. 35’ 30” West a distance of 394.50 feet;2) North 64 deg. 17’ 00” West a distance of 763.74 feet to the point of beginning.

Containing 11.738 acres more or less, but subject to all legal highways.

PARCEL 2:

Situated in the City of Middletown, County of Butler and State of Ohio:

And known as being all that certain piece, parcel or lot of land situate in the City of Middletown, Butler County, Ohio, including Part of Lot Number 12708 of Terrace Hills (Part One) as recorded in Plat Book 20, Page 14 and Part of City Lot Number 11357, being more particularly bounded and described as follows:

Beginning at a point on the Southwesterly right of way of Miller Road (55 feet wide), said point also being in common with the Terrace Hills Subdivision as recorded in Plan Book 20, Page 14, said point also being the Northernmost point of lands herein described;

Thence along the Southwesterly side of Miller Road South 35 deg. 10’ 11” East, distance of 222.75 feet to a point;

Thence leaving said road and along lands of Clifford Schroff South 04 deg. 22’ 58” West, a distance of 434.16 feet to a point;

Thence leaving said lands and along lands of The Church of God Retirement Communities, Inc. North 85 deg. 29’ 07” West, a distance of 530.19 feet to a point;

Thence along the same North 59 deg. 39’ 40” West, a distance of 28.26 feet to a point;

Thence North 12 deg. 47’ 35” East, a distance of 135.62 feet to a point;

Thence leaving said lands South 75 deg. 19’ 00” East, a distance of 50.41 feet to a point;

Thence North 12 deg. 44’ 24” East, a distance of 161.47 feet to a point;

Thence South 77 deg. 15’ 36” East, a distance of 99.40 feet to a point;

Thence North 12 deg. 44’ 24” East, a distance of 308.94 feet to a point on the aforementioned Terrace Hills Subdivision;

Thence along the same South 84 deg. 51’ 56” East, a distance of 18.47 feet to a point;

Thence South 56 deg. 25’ 48” East, a distance of 92.00 feet to a point;

Thence North 56 deg. 34’ 26” East; a distance of 100.05 feet to the point or place of beginning, be the same more or less, but subject to all legal highways.

Containing 5.445 Acres or 237,206.090 square feet, more or less.

PARCEL 3:

Situated in the City of Middletown, County of Butler and State of Ohio:

And known as being a part of Lot No. 11, 346 in the First Ward and being a part of a 6.89 acre tract conveyed to Delma Campbell being then in Section 12, Township 1, Range 4 North, of Lemon Township and recorded in Volume 544, Page 371 of the Records of Butler County, Ohio:

Beginning at an iron rod at the Northeast corner of Lot No. 11, 347 which is located by measuring from the Southwest corner of said Section 12, North 3 deg. 38’ East 2810.94 feet;

Thence South 86 deg. 23’ East 831.10 feet;

Thence North 33 deg. 14’ East 158.7 feet to the place of beginning;

Thence from the place of beginning and with the North line of Lot No. 11, 347, North 85 deg. 20’ West 306 feet to a corner fence post;

Thence with the Westerly line of Tract North 24 deg. 44’ West 146.36 feet to a corner fence post set in concrete;

Thence partly with the Southeasterly line of Lot No. 11, 345 North 57 deg. 49’ East 243.20 feet to an iron pipe in the Westerly line of a 50 feet easement for street purposes;

Thence with the Westerly line of existing easement for street South 45 deg. 27’ East 123.45 feet to an iron pipe;

Thence South 21 deg. 33’ East 208.87 feet to an iron pipe;

Thence South 33 deg. 14’ West 7.89 feet to the iron rod, place of beginning.

Containing 1.511 acres.

PARCEL 4:

Situated in the City of Middletown, County of Butler and State of Ohio:

And known as being all that certain piece, parcel or lot of land situate in the City of

Middletown, Butler County, Ohio, being more particularly bounded and described as follows:

Beginning at a point on the Easterly right of way of Kreiger Street (65 feet wide), said point also being in common with the Terrace Hills Subdivision as recorded in Plan Book 20, Page 14, said point also being the Northwesterly point of lands herein described;

Thence along lands the Terrace Hills Subdivision South 84 deg. 51’ 56” East, a distance of 707.37 feet to a point;

Thence leaving said lands South 12 deg. 44’ 24” West, a distance of 308.94 feet to a point;

Thence North 77 deg. 15’ 36” West, a distance of 99.40 feet to a point;

Thence South 12 deg. 44’ 24” West, a distance of 161.47 feet to a point;

Thence North 75 deg. 19’ 00” West, a distance of 50.41 feet to a point;

Thence along lands of The Church of God Retirement Communities the following (8) Courses and distances:

(1) North 75 deg. 19’ 00” West, a distance of 262.54 feet to a point;

(2) North 04 deg. 41’ 00” East, a distance of 50.77 feet to a point;

(3) North 75 deg. 19’ 00” West, a distance of 36.18 feet to a point;

(4) North 85 deg. 19’ 00” West, a distance of 68.37 feet to a point;

(5) South 04 deg. 41’ 00” West, a distance of 50.00 feet to a point;

(6) North 85 deg. 19’ 00” West, a distance of 96.00 feet to a point;

(7) North 04 deg. 41’ 00” East, a distance of 278.30 feet to a point;

(8) North 85 deg. 19’ 00” West, a distance of 35.00 feet to a point on the Easterly right of way of Kreiger Street (65 feet wide);

Thence along said right of way:

North 04 deg. 50’ 06” East, a distance of 117.69 feet to the point or place of beginning, more or less, but subject to all legal highways.

Containing 5.836 acres or 254,238.997 square feet.”

Other than as affected by this Section 12 and Section 13 below, the descriptions of the Land for all other Facilities on Exhibit A-1 to the Agreement remain unmodified and unamended by this Amendment.

13. Liberty Nursing Center of Riverside. The parties agree that two residences adjacent to the Property otherwise referred to in the Agreement as the Liberty Nursing Center of Riverside (the “Riverside Residences”) are to be included as Property in the Agreement. To that end:

a.	The legal description provided in Exhibit A-1 to the Agreement for Liberty Nursing Center of Riverside is hereby supplemented with the following:

“Situate in the County of Hamilton, State of Ohio, in Section 4, Township 3, Fractional Range 1, in the Miami Purchase and now in the City of Cincinnati, and bounded and described as follows:

Being part of Lot No. 18 of Eliza W. Lord’s Subdivision in Riverside as the same is recorded in Plat Book No. 6, Page 7, of the Plat Records of Hamilton County, Ohio, and being more particularly described as follows:

Beginning at a point in the northerly line of Leland Avenue, which point measured in the northerly line of said Leland Avenue is 236.82 feet eastwardly from the intersection of the northerly line of Leland Avenue and the easterly line of Fleischmann’s Subdivision; thence N. 17 degrees 22’ 30” W. 118.01 feet to a point; thence north 88 degrees 15’ E. 50 feet to a point; thence south to a point in the northerly line of Leland Avenue, 45’ E. of the place of beginning in the northerly line of Leland Avenue; thence Westwardly along the northerly line of Leland Avenue 45 feet to the point and place of beginning.

Auditor’s Parcel No.: 157-60-128

Situated in the County of Hamilton, State of Ohio, in Section 4, Township 3, Fractional Range 2, in Eliza W. Lord’s Subdivision in Riverside as the same is recorded in Plat Book 6, Page 7 of the Plat Records of Hamilton County, Ohio and being more particularly described as follows:

Beginning at a point in the northerly line of Leland Avenue which point is 222.47 feet easterly from the point of intersection of the northerly line of Leland Avenue and the easterly line of Fleischmann’s Subdivision measured along the northerly line of Leland Avenue as now laid out and dedicated; thence easterly along the northerly line of Leland Avenue 14.35 feet to a point; thence North 17 degrees 22’ 30” West, 118.01 feet to a point from said point southerly along a straight line to a point in the northerly line of Leland Avenue said point being the place of beginning and being part of the same property conveyed to John Castle by deed recorded in Deed Book 1488, page 3.

Auditor’s Parcel No.: 157-60-149”

b.	Liberty Nursing Center of Riverside, LLC, an Ohio limited liability company, is hereby added to and as a “Seller” of the Agreement and shall be subject to all of the terms and provisions applicable to Seller in the Agreement as if an original party thereto.

14. Bellbrook Legal Description. The legal description provided in Exhibit A-1 to the Agreement for Liberty Nursing Centers of Bellbrook is hereby supplemented with the following:

“Parcel No. 2

Situated in the Town of Sugarcreek, County of Greene, State of Ohio and being Lot No. 147 Carriage-By-The-Lake, Section 1, as the same is recorded in Plat Book 17, Pages 90 through 93 of the Plat Records of Green County, Ohio. Plat Book now located in Plat Cabinet 33, Pages 482B-484A.”

15. Middletown Vesting. The parties agree that the name of the vested owner of the Middletown Facility is incorrectly referenced in the Agreement. The correct name is Liberty Retirement Properties of Middletown, LLC, an Ohio limited liability company. Accordingly, by its execution of this Amendment below, Liberty Retirement Properties of Middletown, LLC, an Ohio limited liability company, hereby replaces Liberty Retirement Properties of Middletown, Ltd., an Ohio limited liability company, as “Seller” and shall be subject to all of the terms and provisions applicable to Seller in the Agreement as if an original party thereto.

16. Real Estate Transfer Tax. Section 2(b)(v) of the Agreement is hereby deleted and replaced with the following:

(v) Buyer agrees that solely for real estate transfer tax purposes, Buyer will allocate a portion of the Purchase Price to the Personal Property as set forth in the appraisal of the Property to be obtained by Buyer. Buyer and Seller acknowledge and agree that the immediately preceding sentence is not an allocation of the Purchase Price.”

17. Miscellaneous.

a. Effect of Amendment. Except to the extent the Agreement is modified by this Amendment, the remaining terms and conditions of the Agreement shall remain unmodified and in full force and effect. In the event of conflict, between the terms and conditions of the Agreement and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall prevail and control. As used in the Agreement, all references to “this Agreement” shall mean and refer to the Agreement as amended by this Amendment.

b. Entire Agreement. The Agreement, together with this Amendment, embodies the entire understanding between Seller and Buyer with respect to its subject matter and can be changed only by an instrument in writing signed by Seller and Buyer.

c. Counterparts. This Amendment may be executed in one or more counterparts, including facsimile counterparts or electronic pdf counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one in the same Amendment.

[Signature page to follow]

IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first set forth above.

SELLER:

LIBERTY NURSING CENTER OF FREMONT, INC.,
an Ohio corporation
By:	/s/ Linda Black-Kurek
Linda Black-Kurek, President
LIBERTY NURSING PROPERTIES OF OXFORD, LLC, an Ohio limited liability company
By:	/s/ Linda Black-Kurek
Linda Black-Kurek, Manager
LIBERTY NURSING CENTER OF MANSFIELD, INC., an Ohio corporation
By:	/s/ Linda Black-Kurek
Linda Black-Kurek, President
LIBERTY NURSING PROPERTIES OF RIVERSIDE, LLC, an Ohio limited liability company

By:	/s/ Linda Black-Kurek
Linda Black-Kurek, Manager
LIBERTY NURSING CENTER OF RIVERSIDE, LLC, an Ohio limited liability company
By:	/s/ Linda Black-Kurek
Linda Black-Kurek, Manager
LIBERTY WEST NURSING PROPERTIES OF TOLEDO, LTD., an Ohio limited liability company
By:	/s/ Linda Black-Kurek
Linda Black-Kurek, Manager

LIBERTY NURSING PROPERTIES OF WILLARD, LTD.,
an Ohio limited liability company

By:	/s/ Linda Black-Kurek
Linda Black-Kurek, Manager

LIBERTY NURSING PROPERTIES OF BEAVERCREEK, LTD., an Ohio limited liability company

By:	/s/ Linda Black-Kurek
Linda Black-Kurek, Manager

LIBERTY NURSING PROPERTIES OF BELLBROOK, LLC, an Ohio limited liability company

By:	/s/ Linda Black-Kurek
Linda Black-Kurek, Manager

LIBERTY NURSING PROPERTIES OF JAMESTOWN, LTD., an Ohio limited liability company

By:	/s/ Linda Black-Kurek
Linda Black-Kurek, Manager

LIBERTY NURSING PROPERTIES OF RIVERVIEW, LTD., an Ohio limited liability company

By:	/s/ Linda Black-Kurek
Linda Black-Kurek, Manager

LIBERTY NURSING PROPERTIES OF THREE RIVERS, LTD., an Ohio limited liability company

By:	/s/ Linda Black-Kurek
Linda Black-Kurek, Manager

LIBERTY NURSING PROPERTIES OF XENIA, LTD., an Ohio limited liability company

By:	/s/ Linda Black-Kurek
Linda Black-Kurek, Manager

LIBERTY NURSING PROPERTIES OF PORTSMOUTH, LTD.,
an Ohio limited liability company

By:	/s/ Linda Black-Kurek
Linda Black-Kurek, Manager

LIBERTY NURSING CENTER OF ENGLEWOOD, INC., an Ohio corporation

By:	/s/ Linda Black-Kurek
Linda Black-Kurek, President

LIBERTY RETIRMENT PROPERTIES OF MIDDLETOWN, LLC, an Ohio limited liability company

By:	/s/ Linda Black-Kurek
Linda Black-Kurek, Manager

LIBERTY RETIRMENT PROPERTIES OF WASHINGTON TOWNSHIP, LTD., an Ohio limited liability company

By:	/s/ Linda Black-Kurek
Linda Black-Kurek, Manager

[SIGNATURES CONTINUED ON NEXT PAGE]

BUYER:

CTR PARTNERSHIP, L.P., a Delaware limited partnership

By:	CARETRUST GP, LLC,
a Delaware limited liability company
Its: general partner

	By:	CARETRUST REIT, INC.,
a Maryland corporation, its sole member

		By:	s/s Gregory K. Stapley
Gregory K. Stapley, President

EXHIBIT 9(w)

BED COUNT

Facility	Licensed
Beavercreek	90 SN
Riverside	65 SN
Riverview	145 SN
Three Rivers	125 SN
Washington	150 SN 78 AL
Englewood	155 SN
Portsmouth	110 SN
West Cove	122 SN
Oxford	130 SN
Willard	59 SN 30 AL
Bellbrook	78 SN
Middletown	100 SF 21 AL
Xenia	75 SN
Jamestown	56 SN
Fremont	121 SN
Mansfield	167 SN

Key:

SN: Skilled Nursing

AL: Assisted Living

EXHIBIT 9(x)

OUTBREAKS